UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 20, 2011
Date of Report (Date of earliest event reported)

WEST SUBURBAN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Illinois	0-17609	36-3452469
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 South Meyers Road

Lombard, Illinois 60148

(Address of principal executive offices, zip code)

(630) 652-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On July 20, 2011, the Board of Directors of West Suburban Bancorp, Inc. (the “Company”) adopted the First Amendment (the “Amendment”) to the Company’s Directors and Senior Management Deferred Compensation Plan effective as of January 1, 2005, as amended (the “2005 Plan”).  Pursuant to the Amendment, the account balances under the 2005 Plan will accumulate at an annual crediting rate of 6%. Prior to the effectiveness of the Amendment, the account balances under the 2005 Plan accumulated based on the performance of certain investment options available to the individual participants, which in turn coordinated to the performance of certain investments maintained by West Suburban Bank.  The adoption of a predetermined crediting rate in accordance with the Amendment will significantly reduce the administration costs associated with maintenance of the 2005 Plan.

The foregoing summary of the Amendment does not purport to describe all of the terms of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02               Termination of a Material Definitive Agreement.

On July 20, 2011, the Board of Directors of the Company terminated the Company’s Directors and Senior Management Deferred Compensation Plan dated April 1, 2001 (the “2001 Plan”), a non-qualified deferred compensation plan in which certain directors, members of management and highly compensated employees of the Company and its wholly-owned subsidiary, West Suburban Bank, participated, including each of the Company’s executive officers. No deferrals or contributions have been made under the 2001 Plan since December 31, 2004.  Deferrals and contributions since that date have been made under the 2005 Plan.

All of the account balances in the 2001 Plan, which are grandfathered for purposes of Section 409A of the Internal Revenue Code (“Section 409A”), will be distributed in lump sum payments no later than December 31, 2011.  The termination of the 2001 Plan will have no impact on the 2005 Plan, the account balances of which are subject to Section 409A.

The termination of the 2001 Plan is not expected to have a material impact on the Company’s balance sheet or results of operations under generally accepted accounting principles.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           The information set forth in Item 1.01 of this Report is incorporated by reference in this Item 5.02(e).

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1	First Amendment to Directors and Senior Management Deferred Compensation Plan effective as of January 1, 2005, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST SUBURBAN BANCORP, INC.

Date: July 26, 2011	By:	/s/ Duane G. Debs
DUANE G. DEBS
PRESIDENT AND CHIEF FINANCIAL OFFICER

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Directors and Senior Management Deferred Compensation Plan effective as of January 1, 2005, as amended